ARK ETF TRUST

ARK Innovation ETF (ARKK)

ARK Genomic Revolution Multi-Sector ETF (ARKG)

ARK Industrial Innovation ETF (ARKQ)

ARK Web x.0 ETF (ARKW)

The 3D Printing ETF (PRNT)

ARK Israel Innovative Technology ETF (IZRL)

Supplement dated August 28, 2017 to the Statement of Additional Information (“SAI”) for the ARK ETF Trust dated December 31, 2016.

This Supplement updates certain information contained in the Prospectus with respect to ARK Innovation ETF, ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Web x.0 ETF (each “Fund,” “Active Fund,” or collectively, “Active Funds”), The 3D Printing ETF, and ARK Israel Innovative Technology ETF (each “Fund,” “Index Fund,” or collectively, “Index Funds”) (collectively, “Funds”). You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invet.com, or by writing to ARK Investment Management, LLC, 155 West 19th Street, Fifth Floor, New York, New York 10011.

Effective September 5, 2017, the SAI is revised as follows:

•	On page 18, the second sentence of the second paragraph under the section “Placement of Creation Orders Using Clearing Process” is deleted and replaced with the following:

Pursuant to such trade instructions from the Distributor to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a “regular way” manner by the second (2nd) Business Day) and the Cash Amount to the Trust, together with such additional information as may be required by the Distributor.

•	On pages 18-19, the last sentence of the first paragraph under the section “Placement of Creation Orders Outside Clearing Process – Domestic Securities” is deleted and replaced with the following:

The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.

•	On page 20, the last sentence of the first paragraph under the section “Placement of Redemption Orders Using Clearing Process” is deleted and replaced with the following:

The requisite Redemption Instruments (or contracts to purchase such Redemption Instruments which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received.

•	On page 21, the first sentence of the second paragraph under the section “Placement of Redemption Orders Outside Clearing Process – Domestic Securities” is deleted and replaced with the following:

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

•	On page 21, the first sentence of the third paragraph under the section “Placement of Redemption Orders Outside Clearing Process – Domestic Securities” is deleted and replaced with the following:

Deliveries of redemption proceeds generally will be made within two Business Days.

•	On page 21, the first and second sentences of the third paragraph under the section “Placement of Redemption Orders Outside Clearing Process—Foreign Securities” are deleted and replaced with the following:

Deliveries of redemption proceeds generally will be made within two Business Days. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form.

•	On page 21, the first, second and third sentences of the first paragraph under the section “Regular Holidays” are deleted and replaced with the following:

Each Index Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of trade date plus two Business Days (“T plus two”). An Index Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.